Exhibit 1

                                 CHART REGARDING

               EXECUTIVE OFFICERS AND DIRECTORS OF FILING PERSONS



Name                Director (D) and/or   Citizenship /       Principal             Principal Business        Address
                    Executive Officer     Jurisdiction of     Occupation or
                    (EO) of Infogrames    Organization        Employment
                    (I) and/or
                    Purchaser (P)
-----------------------------------------------------------------------------------------------------------------------------------
Bruno Bonnell       I (D) (EO)            France              Chief Executive       Development and           Infogrames
                                                              Officer of            Distribution of           Entertainment S.A.
                    P (D) (EO)                                Infogrames            Computer software         1, Place Verrazzano
                                                                                                              69252 Cedex 09
                                                                                                              Lyon France

Thomas Schmider     I (D) (EO)            France              Chief Operating       Development and           Infogrames
                                                              Officer of            Distribution of           Entertainment S.A.
                    P (D) (EO)                                Infogrames            Computer software         1, Place Verrazzano
                                                                                                              69252 Cedex 09
                                                                                                              Lyon France

Christophe Sapet    I (D) (EO)            France              Executive Officer,    Development and           Infogrames
                                                              Strategy of           Distribution of           Entertainment S.A.
                                                              Infogrames            Computer software         1, Place Verrazzano
                                                                                                              69252 Cedex 09
                                                                                                              Lyon France

David Ward          I (D)                 England             Chairman of Atari     Development and           Infogrames
representing Gray                                             UK Ltd., managing     Distribution of           Entertainment S.A.
Phantom Limited                                               director of           Computer software         1, Place Verrazzano
                                                              Infogrames UK                                   69252 Cedex 09
                                                              subsidiaries                                    Lyon France

Jean-Michel Perbet  I (D) (EO)            France              President of Atari    Development and           Infogrames
                                                              Europe                Distribution of           Entertainment S.A.
                                                                                    Computer software         1, Place Verrazzano
                                                                                                              69252 Cedex 09
                                                                                                              Lyon France

                                                                                                                                  1

Name                Director (D) and/or   Citizenship /       Principal             Principal Business        Address
                    Executive Officer     Jurisdiction of     Occupation or
                    (EO) of Infogrames    Organization        Employment
                    (I) and/or
                    Purchaser (P)
-----------------------------------------------------------------------------------------------------------------------------------
Nicolas Dufourcq    I (D)                 France              Directeur Europe du   Consultant                Infogrames
                                                              Sud et de l'Est Cap                             Entertainment S.A.
                                                              Gemini Ernst & Young                            1, Place Verrazzano
                                                                                                              69252 Cedex 09
                                                              Former Chairman and                             Lyon France
                                                              Chief Executive
                                                              Officer of Wanadoo

Frederic Chesnais   I (EO)                France              Executive Officer,    Development and           Infogrames
                                                              Finance, Chief        Distribution of           Entertainment S.A.
                    P (D) (EO)                                Financial Officer     Computer software         1, Place Verrazzano
                                                              of Infogrames                                   69252 Cedex 09
                                                                                                              Lyon France
                                                                                                                                  2